Assets Held for Sale	12 Months Ended
Dec. 31, 2014
Assets Held for Sale [Abstract]
Disclosure of Long Lived Assets Held-for-sale [Table Text Block]
Assets Held for Sale
In December 2014, the Company (i) reached agreements with shipyards in South Korea and Romania to modify six newbuilding contracts for Capesize bulk carriers into newbuilding contracts for LR2 product tankers, (ii) reached an agreement to sell four of these LR2 newbuilding contracts to Scorpio Tankers Inc., a related party, and (iii) granted options to Scorpio Tankers Inc. to purchase the two remaining LR2 newbuilding contracts.

The sale price for each of the four LR2 newbuilding contracts is $51,000. The two option contracts, which expire on May 31, 2015, may be exercised by Scorpio Tankers Inc. for a fixed purchase price of $52,500 for each contract.

Also in December 31, 2014, the Company entered into an agreement to sell one Kamsarmax newbuilding drybulk vessel for approximately $30,650. The vessel is currently being constructed at Tsuneishi Group (Zhoushan) Shipbuilding Inc., and has an expected delivery date in the third quarter of 2015.
The Company has classified these contracts for seven vessels as assets held for sale as of December 31, 2014.   Assets held for sale was $43,781 as of December 31, 2014 and represents the proceeds expected to be realized from the sale of these contracts. The Company recorded a write down on assets held for sale aggregating $55,487 which includes (i) the amount by which balances in vessels under construction for these contracts exceeded the selling prices of the contracts net of remaining installments yet to be made under the contracts, including modifications to contract prices of the six LR2 product tanker contracts, (ii) costs expected to be incurred to suppliers relating to the cancellation of orders for the purchase of components that would have been used in the construction of the Capesize vessels prior to their modification, and (iii) the write off of a portion of deferred financing costs associated with a reduction in negotiated loan facilities that would have been collateralized by certain of the modified Capesize vessels.
A summary of assets held for sale is as follows:

	Vessel Name	Expected Delivery (1)	DWT	Shipyard
1	Hull S3120 - TBN SBI Parejo	Q3-16	115,000	Sungdong Shipbuilding & Marine Engineering Co., Ltd.
2	Hull S3121 - TBN SBI Tuscamina	Q3-16	115,000	Sungdong Shipbuilding & Marine Engineering Co., Ltd.
3	Hull H5023 - TBN SBI Panatela	Q4-16	112,000	Daewoo Mangalia Heavy Industries S.A.
4	Hull H5024 - TBN SBI Robusto	Q1-17	112,000	Daewoo Mangalia Heavy Industries S.A.
5	Hull H.5003 - TBN SBI Macanudo	Q1-16	115,000	Daehan Shipbuilding Co., Ltd.
6	Hull H.5004 - TBN SBI Cuaba	Q2-16	115,000	Daehan Shipbuilding Co., Ltd.
	Total LR2 HFS NB DWT		684,000
	Kamsarmax Held for Sale
1	Hull SS164 - TBN SBI Salsa	Q3-15	81,600	Tsuneishi Group (Zhoushan) Shipbuilding Inc.
	Total Kamsarmax NB DWT		81,600
	Total HFS DWT		765,600

(1)	Expected delivery date relates to quarter during which each vessel is currently expected to be delivered from the shipyard.